EWBC Earnings Results   Fourth Quarter 2020   January 28, 2021

Forward-Looking Statements   2   Forward-Looking Statements   Certain matters set forth herein (including any exhibits hereto) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-   looking statements relating to our current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking   language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” “assumes,” or may include other similar words or phrases, such as “believes,” “plans,”   “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs, and the negative thereof.   These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and   uncertainties, some of which are beyond our control, include, but are not limited to, the impact of disease pandemics, such as the resurgences and subsequent waves of the COVID-19 pandemic, on   the Company, its operations and its customers, employees and the markets in which the Company operates and in which its loans are concentrated; and the measures that international, federal, state   and local governments, agencies, law enforcement and/or health authorities implement to address it, which may precipitate or exacerbate one or more of the below-mentioned and/or other risks, and   significantly disrupt or prevent the Company from operating its business in the ordinary course for an extended period; changes in governmental policy and regulation, including measures taken in   response to economic, business, political and social conditions, such as the Small Business Administration’s (“SBA”) Paycheck Protection Program, the Coronavirus Aid, Relief, and Economic Security   Act (“CARES Act”) and any similar or related rules and regulations, the Board of Governors of the Federal Reserve System (“Federal Reserve”) efforts to provide liquidity to the United States (“U.S.”)   financial system, including changes in government interest rate policies, and to provide credit to private commercial and municipal borrowers, and other programs designed to address the effects of the   COVID-19 pandemic, as well as the resulting effect of all such items on the Company’s operations, liquidity and capital position, and on the financial condition of the Company’s borrowers and other   customers; changes in the U.S. economy, including an economic slowdown or recession, inflation, deflation, housing prices, employment levels, rate of growth and general business conditions;   changes in laws or the regulatory environment including regulatory reform initiatives and policies of the U.S. Department of Treasury, the Federal Reserve, the Federal Deposit Insurance Corporation   (“FDIC”), the Office of the Comptroller of the Currency, the U.S. Securities and Exchange Commission (“SEC”), the Consumer Financial Protection Bureau (“CFPB”) and the California Department of   Financial Protection and Innovation (“DFPI”) - Division of Financial Institutions, and SBA; the changes and effects thereof in trade, monetary and fiscal policies and laws, including the ongoing trade   dispute between the U.S. and the People’s Republic of China; changes in the commercial and consumer real estate markets; changes in consumer spending and savings habits; fluctuations in the   Company’s stock price; changes in income tax laws and regulations; the Company’s ability to compete effectively against other financial institutions in its banking markets; success and timing of the   Company’s business strategies; the Company’s ability to retain key officers and employees; impact on the Company’s funding costs, net interest income and net interest margin from changes in key   variable market interest rates, competition, regulatory requirements and the Company’s product mix; changes in the Company’s costs of operation, compliance and expansion; the Company’s ability to   adopt and successfully integrate new technologies into its business in a strategic manner; impact of benchmark interest rate reform in the U.S. that resulted in the Secured Overnight Financing Rate   (“SOFR”) selected as the preferred alternative reference rate to the London Interbank Offered Rate (“LIBOR”); impact of a communications or technology disruption, failure in, or breach of, the   Company’s operational or security systems or infrastructure, or those of third parties with whom the Company does business, including as a result of cyber-attacks; and other similar matters which   could result in, among other things, confidential and/or proprietary information being disclosed or misused and materially impact the Company’s ability to provide services to its clients; adequacy of the   Company’s risk management framework, disclosure controls and procedures and internal control over financial reporting; future credit quality and performance, including the Company’s expectations   regarding future credit losses and allowance levels; impact of adverse changes to the Company’s credit ratings from major credit rating agencies; impact of adverse judgments or settlements in   litigation; impact on the Company’s international operations due to political developments, disease pandemics, wars or other hostilities that may disrupt or increase volatility in securities or otherwise   affect economic conditions; heightened regulatory and governmental oversight and scrutiny of the Company’s business practices, including dealings with consumers; impact of reputational risk from   negative publicity, fines and penalties and other negative consequences from regulatory violations and legal actions and from the Company’s interactions with business partners, counterparties, service   providers and other third parties; impact of regulatory enforcement actions; changes in accounting standards as may be required by the Financial Accounting Standards Board (“FASB”) or other   regulatory agencies and their impact on critical accounting policies and assumptions; impact of other potential federal tax changes and spending cuts; the Company’s capital requirements and its ability   to generate capital internally or raise capital on favorable terms; impact on the Company’s liquidity due to changes in the Company’s ability to receive dividends from its subsidiaries; any future strategic   acquisitions or divestitures; continuing consolidation in the financial services industry; changes in the equity and debt securities markets; fluctuations in foreign currency exchange rates; a recurrence of   significant turbulence or disruption in the capital or financial markets, which could result in, among other things, a reduction in the availability of funding or increases in funding costs, a reduction in   investor demand for mortgage loans and declines in asset values and/or recognition of other-than-temporary impairment (“OTTI”) on securities held in the Company’s available-for-sale (“AFS”) debt   securities portfolio; and impact of natural or man-made disasters or calamities, such as wildfires and earthquakes, which are particular to California, or conflicts or other events that may directly or   indirectly result in a negative impact on the Company’s financial performance. In addition to the risk factors enumerated above, the economic impact of the COVID-19 pandemic could cause actual   outcomes to differ, possibly materially, from the Company’s forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the   Company’s control. Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the full impact of the COVID-19 pandemic on the Company’s business. The extent to which the   COVID-19 pandemic impacts the Company will depend on future developments that are uncertain and unpredictable, including the scope, severity and duration of the pandemic and its impact on the   Company’s customers, the actions taken by governmental authorities in response to the pandemic as well as its impact on global and regional economies, and the pace of recovery when the COVID-19   pandemic subsides, among others. For a more detailed discussion of some of the factors that might cause such differences, see the Company’s Annual Report on Form 10-K for the year ended   December 31, 2019 under the heading Item 1A. Risk Factors and the information set forth under Item 1A. Risk Factors in the Company’s Quarterly Reports on Form 10-Q. The Company does not   undertake, and specifically disclaims any obligation to update or revise any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as   required by law.

Highlights of Fourth Quarter 2020   3   4Q20 Net Income   $164 million   4Q20 Diluted EPS   $1.15   Record Loans   $38.4 billion   Record Deposits   $44.9 billion   Record Demand Deposits   $16.3 billion   4Q20 Total Revenue   $416 million   4Q20 Adj.* Efficiency Ratio   39.8%   16.7%   13.9% 13.8%   4Q19 3Q20 4Q20   1.68%   1.26% 1.24%   4Q19 3Q20 4Q20   Return on Average Assets Adjusted* Pre-Tax, Pre-Provision   Income & Profitability Ratio   Return on Average Tangible Equity*Return on Average Equity   Adj.* PTPP income Adj.* PTPP profitability ratio   Avg. Fed Funds rate   15.0%   12.5% 12.4%   4Q19 3Q20 4Q20   $269   $224   $251   2.40%   1.78% 1.90%   1.83%   0.25% 0.25%   $-   $50   $100   $150   $200   $250   4Q19 3Q20 4Q20   Adj.* PTPP income   Adj.* PTPP profitability ratio   Avg. Fed Funds rate   $   i   n   m   ill   ion   s   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.

$12.1   31%   $1.6   4%   $14.8   39%   $9.9   26%   $16.3   36%   $10.7   24%   $8.9   20%   $9.0   20%   4   12.31.20: Strong, Well-Diversified Balance Sheet   Record Loans as of 12.31.20: $38.4 billion   ($ in billions)   C&I (ex. PPP) Resi. mortgage & other consumerTotal CREPPP   IB Checking & SavingsMMDADDA Time   Record Deposits of 12.31.20: $44.9 billion   ($ in billions)   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.   $ in millions, except per share data 12.31.20 09.30.20 $ Change   Cash equivalents & ST investments $ 4,828 $ 5,206 $ (378)   AFS debt securities & repo assets 7,005 5,749 1,256   Gross loans (ex. PPP) $ 36,825 $ 35,669 $ 1,156   PPP loans 1,568 1,772 (204)   Total loans, net of discounts $ 38,393 $ 37,441 $ 952   Allowance for loan losses (ALLL) (620) (618) (2)   Net Loans $ 37,773 $ 36,823 $ 950   Other assets 2,552 2,593 (41)   Total Assets $ 52,157 $ 50,371 $ 1,786   Customer deposits $ 44,863 $ 41,681 $ 3,182   Short-term borrowings 21 60 (39)   FHLB advances & repo funding 953 1,005 (52)   PPP Liquidity Facility (PPPLF) - 1,427 (1,427)   Other LT debt & finance lease liab. 152 152 -   Other liabilities 899 920 (21)   Total Liabilities $ 46,888 $ 45,245 $ 1,643   Total Stockholders' Equity $ 5,269 $ 5,126 $ 143   Book value per share $ 37.22 $ 36.22 $ 1.00   Tangible equity per share* $ 33.85 $ 32.85 $ 1.00   Tang. equity to tang. assets ratio* 9.27% 9.32% $ (5) bp   Gross loans / deposits 85.6% 89.8% (425) bp   ALLL / gross loans 1.61% 1.65% (4) bp

7.0%   8.5%   10.5%   5.0%   12.7% 12.7%   14.3%   9.4%   CET1   capital ratio   Tier 1   capital ratio   Total   capital ratio   Leverage   ratio   12.31.20: Strong Capital Ratios   ▪ Growing Equity: Book value per share of $37.22 as of 12.31.20: +3% Q-o-Q and +8% Y-o-Y.   ▪ Tangible equity* per share of $33.85 as of 12.31.20: +3% Q-o-Q and +9% Y-o-Y.   ▪ Tangible equity* to tangible assets ratio of 9.3% as of 12.31.20, essentially unchanged from 9.3% as of 09.30.20.   ▪ Capital return to shareholders:   ▪ Dividend increase: 1Q21 quarterly common stock dividend of 33c/share, an increase of 20% or 5.5 cents from 27.5c/share   in 4Q20. Increased annual dividend equivalent to $1.32 per share.   ▪ No buybacks during 4Q20.   5   Higher of the Regulatory requirement for the Minimum Capital Ratio + 2.5% Conservation Buffer, or the Well Capitalized Ratio EWBC as of 12.31.20 (preliminary)   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.

Food-related Industries   General Manufacturing & Wholesale   Private Equity   Oil & Gas   Entertainment   Real Estate Related   Technology & Life Science   Consumer Goods   Clean Energy   Healthcare   All Other C&I   Total CRE   39%   $12.1 billion   C&I   31%   Total Residential   Mortgage &   Other Consumer   26%   1%   1%   2%   3%   3%   2%   2%   10%   1%   2%   4%   $38.4   billion   Total Loans   PPP   4%   6   Total Loans: C&I Loans by Industry as % of Total Loans Outstanding   12.31.20: Diversified Commercial Loan Portfolio   ▪ C&I loans (ex. PPP): $12.1bn loans O/S plus $5.0bn undisbursed   commitments = $17.1bn total commitments as of 12.31.20.   ▪ Growth in C&I loans outstanding: $12.1bn as of 12.31.20, up by   5% Q-o-Q (+18% ann.) from $11.5bn as of 09.30.20.   ▪ Growth in C&I total commitments: $17.1bn as of 12.31.20, up by   5% Q-o-Q (+20% ann.) from $16.3bn as of 09.30.20.   ▪ Stable C&I loan line utilization: 70.5% as of 12.31.20, vs. 71%   as of 09.30.20, vs. 71% as of 12.31.19.   ▪ PPP loans: $1.6bn as of 12.31.20, down by $204mm Q-o-Q   due to forgiveness of loans by the SBA.   ▪ As of Jan. 27, 2021: >$380mm of new PPP loans funded.   ▪ Oil & Gas loans: $1.0bn loans O/S and $1.3bn total   commitments as of 12.31.20. Q-o-Q, total commitments down   $158mm, or -11% (-42% ann.), from $1.5bn as of 09.30.20.   Y-o-Y, total commitments down $475mm, or -26%, from $1.8bn   as of 12.31.19.

SoCal   54%   NorCal   23%   NY   6%   TX   7%   WA   3% Other   7%   12.31.20: Diversified Commercial Real Estate Portfolio   7   Total Loans: Total CRE Loans by Property Type as % of   Total Loans Outstanding   ▪ Total CRE loans: $14.8bn as of 12.31.20, up by 1% Q-o-Q   (+4% ann.) from $14.7bn as of 09.30.20.   ▪ Construction & land loans (in All Other CRE): $600mm, or 1.6%   of total loans. Total construction & land exposure of $888mm:   loans O/S plus $288mm in undisbursed commitments.   ▪ Geographic distribution reflects EWBC’s branch footprint.   ▪ Owner-occupied CRE of $2.2bn as of 12.31.20, equivalent   to 6% of total loans.   $14.8   billion   Total CRE   loans   Total CRE: Distribution by   Geography   Total Residential   Mortgage &   Other Consumer   26%   C&I   31%   $14.8 billion   Total CRE   39%   Retail, 9%   Office, 7%   Industrial, 6%   Hotel, 5%   All Other CRE, 4%   MFR, 8%PPP   4% $38.4   billion   Total Loans

<=50%   53%   >50% to 55%   14%   >55% to 60%   16%   >60% to 65%   9%   >65% to 70%   5%   >70%   3%   Total CRE: Distribution by LTV   8   12.31.20: Low LTV Commercial Real Estate Portfolio   ($ in mm)   Average   Loan Size   Weight. Avg.   LTV   Retail $ 2.2 mm 49%   Multifamily 1.3 mm 51%   Office 4.0 mm 53%   Industrial 2.4 mm 50%   Hotel 8.3 mm 53%   Construction &   Land   10.5 mm* 52%   Other 2.3 mm 48%   Total CRE $ 2.4 mm 51%   CRE LTV & Size by Property Type   * Construction & Land avg. size based on total commitment.   ▪ High percentage of CRE loans have full recourse & personal guarantees   from individuals or guarantors with substantial net worth.   ▪ Many of our customers have long-term relationships with East West Bank.   $2.4 million   Avg. size of loan   outstanding   51%   Avg. LTV

<=50%   35%   >50% to   55%   12%   >55% to   60%   42%   >60%   11%   SoCal   42%   NorCal   13%   NY   28%   WA   7%   TX   3%   Other   7%   12.31.20: Low LTV Single Family Residential Mortgages   9   SFR: Distribution by Geography SFR: Distribution by LTV   $8.2 billion   SFR loans   outstanding   $388,000   Avg. size of loan   outstanding   53%   Avg. LTV   ▪ Single-family residential (SFR) loans of $8.2bn as of 12.31.20,   up by 5% Q-o-Q (+20% ann.) from $7.8bn as of 09.30.20.   ▪ Primarily originated through East West Bank branches.   ▪ Residential mortgage origination volume: record residential   mortgage (SFR + HELOC) origination volume of $1.1bn in   4Q20, up 38% Q-o-Q and up 47% Y-o-Y.

SoCal   47%   NorCal   25%   NY   12%   WA   11%   Other   5%   <=50%   51%   >50% to 55%   6%   >55% to 60%   41%   >60%: 2%   12.31.20: Low LTV Home Equity Lines of Credit   10   HELOC: Distribution by Geography HELOC: Distribution by LTV*   ▪ HELOC: $1.6bn loans O/S plus $1.8bn in undisbursed   commitments = $3.4bn total commitments as of 12.31.20.   ▪ 4Q20 growth: loans O/S up 6% Q-o-Q (+23% ann.). Total   commitments up 7% Q-o-Q (+26% ann.).   ▪ Utilization rate of 48% as of 12.31.20, unchanged Q-o-Q.   ▪ As of 12.31.20, 86% of HELOC commitments were in first lien   position. HELOCs primarily originated through East West   Bank branches.   * Combined LTV   for 1st and 2nd   liens. Based on   commitment.   $378,000   Avg. size of   commitment   48%   Avg. LTV*   $1.6 billion   HELOC loans   outstanding

0.2%0.3%   1.0%   0.1%   0.2%   0.3%0.3%   1.2%   12.31.2009.30.2006.30.20   4Q20: COVID-19 Loan Deferral Statistics   11   Total Loans   Total CRE Loans   C&I Loans (ex. PPP)   Loans on Deferral:   Full vs. Partial Payment   Full payment deferral Partial payment deferral   ▪ As of 12.31.20, $1.0bn loans on COVID-19 related deferral, or 2.6% of   total loans, down from 4.2% as of 09.30.20.   ▪ Only 1.2% of total loans are on full payment deferral as of 12.31.20.   ▪ Partial payment deferrals are generally loans that modified principal &   interest payments to interest-only payments.   ▪ Q-o-Q decrease in deferrals: total loans on deferral decreased by 36%   since 09.30.20.   ▪ Largest improvement in CRE loans on deferral: down by 39% since   09.30.20. CRE loans on deferral: 4.8% as of 12.31.20.   ▪ Residential mortgage loans on deferral decreased 35% since 09.30.20.   Residential mortgage loans on deferral: 2.5% as of 12.31.20.   ▪ Continued very low rate of C&I loans on deferral.   1.2%   2.7%   6.1%   1.4%   1.5%   1.9%   2.6%   4.2%   8.0%   12.31.2009.30.2006.30.20   1.2%   4.1%   6.0% 3.6%   3.9%   4.7%   4.8%   8.0%   10.7%   12.31.2009.30.2006.30.20   Deferrals 06.30.20 Deferrals 09.30.20 9.30 vs. 6.30 Deferrals 12.31.20 12.31 vs. 9.30   $ in mm, except   ratios   $ Deferral   Balance   % of Loan   Portfolio   $ Deferral   Balance   % of Loan   Portfolio $ %   $ Deferral   Balance   % of Loan   Portfolio $ %   CRE - Hotel $ 731 37.6% $ 661 33.6% $ (70) -10% $ 356 18.8% $ (306) -46%   CRE - Retail 441 12.8% 252 7.4% (189) -43% 152 4.4% (100) -40%   CRE - All Other 374 4.1% 255 2.7% (119) -32% 210 2.2% (45) -18%   Total CRE $ 1,546 10.7% $ 1,168 8.0% $ (378) -24% $ 718 4.8% $ (451) -39%   Resi. Mortgage 1,298 14.3% 382 4.1% (916) -71% 248 2.5% (134) -35%   C&I (ex. PPP) 135 1.2% 33 0.3% (103) -76% 40 0.3% 7 22%   Total Loans $ 2,979 8.0% $ 1,582 4.2% $ (1,396) -47% $ 1,005 2.6% $ (577) -36%

NPAs / Total Assets   Nonaccrual   loans   OREO &   other NPAs   Nonaccrual Ratio   by Loan Portfolio   (subset of Classified)   12.31.20 Asset Quality Metrics by Portfolio   12   Classified Loans / Total Loans Special Mention Loans / Total Loans   Special Mention Ratio   by Loan Portfolio   Classified Ratio   by Loan Portfolio   ▪ Nonperforming Assets: $235mm   as of 12.31.20, -10% Q-o-Q.   ▪ Accruing loans 30-89 days past   due: 0.13% of total loans as of   12.31.20, or $51mm, -40% Q-o-Q.   ▪ Criticized loans: $1,217mm as of   12.31.20, -18% Q-o-Q.   ▪ Special Mention: $565mm as   of 12.31.20, -22% Q-o-Q.   ▪ Classified: $653mm as of   12.31.20, -14% Q-o-Q.   ▪ Oil & Gas Loan Portfolio as of   12.31.20:   ▪ Total oil & gas loan exposure   reduced through exits, pay   downs and workouts.   ▪ O&G special mention loans:   $84mm as of 12.31.20, -32%   Q-o-Q.   ▪ O&G classified loans: $240mm   as of 12.31.20, -13% Q-o-Q.   ▪ 4Q20 O&G loan charge-offs   <$1mm.   ▪ Portfolio: 59% E&P; 34%   midstream & downstream; 7%   oilfield services & other.   C&I: oil & gas CREAll other C&I (ex. PPP) Resi. mortgage & consumerNonacc./Class./SM ratio by loan type:   8.2%   2.1% 1.6%   0.1%   12.31.20   23.4%   1.6% 1.4%   0.3%   12.31.20   11.2%   0.2% 0.3% 0.3%   12.31.20   0.52%   0.45%   09.30.20 12.31.20   2.0%   1.7%   09.30.20 12.31.20   1.9%   1.5%   09.30.20 12.31.20

118 111 10.0% 10.8%   271 287 2.6% 2.6%   201 202 1.4% 1.4%   28 20 0.30% 0.20%   09.30.20 12.31.20 09.30.20 12.31.20   Residential mortgage & other consumer Total CRE   C&I: all other C&I (ex. PPP) C&I: oil & gas   $19   $74   $102   $10   $24   $8   $1   $19   $24   $19   0.10%   0.01%   0.21%   0.26%   0.20%   4Q19 1Q20 2Q20 3Q20 4Q20   Provision for credit losses Net charge-offs NCO ratio (ann.)   ALLL by Loan Type:   ▪ Allowance coverage of loans HFI: 1.61% as of 12.31.20, or 1.68%   excluding PPP loans. Q-o-Q, the ALLL increased by $2mm.   ▪ Q-o-Q ALLL ratio decreased by 5 bps ex. PPP.   ▪ Change reflects 4Q loan growth of $1.16bn (ex. PPP), an improved   macroeconomic forecast, and positive trends in deferrals,   delinquencies, criticized assets & other asset quality metrics.   ▪ 4Q20 provision for credit losses: $24mm, compared with $10mm in   3Q20 or $19mm in 4Q19.   ▪ 4Q20 net charge-offs: $19mm or 0.20% (annualized), a decrease   from $24mm or 0.26% (annualized) in 3Q20.   ▪ Q-o-Q increase in CRE charge-offs more than offset by Q-o-Q   decrease in C&I charge-offs.   ▪ 4Q20 oil & gas loan charge-offs <$1mm, decrease from $20mm in   3Q20.   4Q20: Allowance for Loan Losses & Credit Costs   13   Composition of ALLL by Portfolio:   Allowance for Loan Losses Coverage Ratio   $   i   n   m   ill   ion   s   Provision for Credit Losses & Net Charge-offs   $   i   n   m   ill   ion   s   Total: $618   $   i   n   m   ill   ion   s   ; ratio   i   s   a   llowan   c   e     c   o   v   erage   b   y   portfol   io   Total:1.65%Total: $620 Total:1.61%   C&I: oil & gas Total CREAll other C&I (ex. PPP) Resi. mortgage & consumer   $358   $483   $557   $632 $618 $620   1.70% 1.65% 1.61%   1.03%   1.39%   1.55%   1.78% 1.73% 1.68%   12.31.19 01.01.20   (CECL)   03.31.20 06.30.20 09.30.20 12.31 20   Allowance for loan losses ALLL/Loans HFI   ALLL/Loans HFI (ex. PPP)

4Q20: Summary Income Statement   14   * See slide 19 for noninterest income detail by category.   Comments   ▪ Amortization of tax credit & other   investments: 4Q20 was lower because it   included $11mm of recoveries related to   DC Solar tax credit investments.   ▪ Income tax expense & effective tax rate:   4Q20 elevated by $8mm of income tax   expense related to DC Solar tax credit   investments.   ▪ The combined financial impact of items   related to DC Solar tax credit investments   in 4Q20 earnings: +$3mm, or +2c per   share.   ▪ FY20 effective tax rate: 17%, down from   20% in FY19.   ** See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.   4Q20 vs. 3Q20   $ in millions, except per share data 4Q20 3Q20 $ Change % Change   Net Interest Income $ 346.6 $ 324.1 $ 22.5 7%   Fee income & net gains on sales of   loans*   53.1 48.0 5.1 10%   Gains on sales of AFS debt securities 0.4 0.7 (0.3) -38%   Other 16.3 5.8 10.5 181%   Total Noninterest Income* $ 69.8 $ 54.5 $ 15.3 28%   Adjusted** noninterest expense $ 165.6 $ 154.4 $ 11.2 7%   Amortization of tax credit & other   investments + core deposit intangibles   13.1 18.2 (5.1) -28%   Total Noninterest Expense $ 178.7 $ 172.6 $ 6.1 4%   Provision for credit losses on loans 19.8 $ 9.9 9.9 101%   Provision for credit losses on unfunded   commitments   4.5 0.1 4.4 NM   Provision for credit losses $ 24.3 $ 10.0 $ 14.3 143%   Income tax expense 49.3 36.5 12.8 35%   Effective tax rate 23% 19% 4%   Net Income $ 164.1 $ 159.5 $ 4.6 3%   Adj.** Net Income $ 161.5 $ 159.5 $ 2.0 1%   Diluted EPS $ 1.15 $ 1.12 $ 0.03 2%   Adj.** diluted EPS $ 1.13 $ 1.12 $ 0.01 1%   Weigh. avg. diluted shares (in mm) 142.5 142.0 0.5 0%

12.2 12.2 12.1 11.5 11.6   13.4 14.0 14.4 14.6 14.7   8.8 9.0 9.1 9.3 9.7   1.5 1.8 1.7   $34.4 $35.2   $37.1 $37.2 $37.7   4Q19 1Q20 2Q20 3Q20 4Q20   11.0 11.1 13.5 14.3   16.3   8.6 9.0   9.9 10.0   10.67.6   7.1   6.9 7.9   8.50 0 3   9.6 9.0   9.0   $37.4 $37.5   $39.9 $41.2   $44.4   4Q19 1Q20 2Q20 3Q20 4Q20   DDA MMDA IB Checking & Savings Time   11% 10% 11% 11% 13%   8% 7% 8% 10% 11%   L/D: 92%   L/D: 94% L/D: 93%   L/D: 90%   L/D: 85%   4Q19 1Q20 2Q20 3Q20 4Q20   Loans / AEA Securities & other / AEA   IB Cash & equivalent / AEA Avg. Loan / Deposit Ratio   4Q20: Average Balance Sheet: Growth & Mix   15   ▪ 4Q20 avg. loan growth: +6% LQA (+$565mm Q-o-Q). Total   residential mortgage: +16% LQA; C&I (ex. PPP): +5% LQA; total CRE:   +3% LQA.   ▪ 4Q20 avg. deposit growth: +31% LQA (+$3.2bn Q-o-Q). Led by   strong growth in non-IB DDA: +56% LQA (+$2.0bn). All deposit   segments grew except time, which decreased by $44mm: higher rate   CDs did not renew.   ▪ Deposit growth in excess of loan growth: redeployed into lower   yielding assets: AFS securities (+970mm Q-o-Q), and IB cash &   deposits with banks (+$706mm Q-o-Q).   ▪ Avg. loan-to-deposit ratio: 85% in 4Q20, down from 90% in 3Q20.   ▪ Flat yield curve and near-zero interest rates limit attractive   redeployment opportunities.   ▪ FHLB Advances: $400mm at rate of 2.25% maturing in 2Q21.   $   i   n b   ill   ion   s   Average Loans & Growth   0.2%   +9%   +23%   +6%   LQA avg. total loan growth   C&I (ex. PPP) Total CRE Residential mortgage & other consumerPPP   Average Deposits & Growth   $   i   n b   ill   ion   s   LQA avg. total deposit growth   +1% +26%   +13%   +31%   Avg. Earning Asset (AEA) Mix & Loan-to-Deposit Ratio

$362 $363   $323 $318 $333   3.41% 3.44%   2.96%   2.77% 2.76%   3.47% 3.44%   3.04%   2.72% 2.77%   1.83%   1.42%   0.25%   0.25% 0.25%   1.79%   1.41% 0.36%   0.16%   0.15%   4Q19 1Q20 2Q20 3Q20 4Q20   Adj.* NII Adj.* NIM NIM   Avg. Fed Funds rate Avg. 1M LIBOR rate   4Q20: Net Interest Income & Net Interest Margin   16   ▪ 4Q20 NII: $347mm, +7% Q-o-Q from $324mm in 3Q20.   ▪ 4Q20 NIM: 2.77%, +5 bps Q-o-Q.   ▪ 4Q20 adj.* NII: $333mm, +5% Q-o-Q from $318mm in 3Q20.   ▪ 4Q20 adj.* NIM: 2.76%, down 1 bps Q-o-Q.   ▪ Adjusted NII & NIM exclude impact of PPP loan income & PPPLF cost.   ▪ Excess liquidity a drag on NIM but a benefit to NII growth.   ▪ PPP loan interest & deferred fee income: $14mm in 4Q20,   up from $8mm in 3Q20.   ▪ 3Q20 PPP fee income was lower because of slower than anticipated   forgiveness of PPP loans by the SBA.   ▪ As of 12.31.20, $13mm of PPP-1 deferred fees left to accrete in 2021.   ▪ 4Q20 PPPLF interest expense was $0.3mm (vs. $1.3mm in 3Q20).   PPPLF repaid in full in Oct. 2020.   Impact to NIM from Q-o-Q Change in Yields, Rates, PPP & AEA Mix   Adj.* Net Interest Income & Adj.* Net Interest Margin   $   i   n   m   ill   ion   s   * Adj. NII & adj. NIM: ex. PPP in 4Q20, 3Q20 & 2Q20; ex SOP-03 in 4Q19.   3Q20   NIM   4Q20   NIM   Lower   cost of   deposits   Adj.*   NIM ex   PPP:   2.77%   +6 bps +5 bps   +1 bp   -6 bps -1 bp   3Q20   NIM:   2.72%   4Q20   NIM:   2.77%   Adj.*   NIM ex   PPP:   2.76%   More PPP   income   Repayment   of PPPLF   Excess   liquidity   Lower loan   & earning   asset yields   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.

15%   16%   7%28%   30%   4%   453 468   476   576   377 356   463   435   343 343   447 430   347 346   433 431   C&I (ex. PPP) Total CRE SFR HELOC   1Q20 2Q20 3Q20 4Q20   4.71%   3.90%   3.70% 3.69% 4.42%   3.25% 3.25% 3.25%   1.41%   0.36%   0.16% 0.15%   1Q20 2Q20 3Q20 4Q20   4Q20: Average Loan Yields   17   Adj.* Avg. Loan Yield vs. Prime & LIBOR   Adj.* avg. loan yield   Avg. 1M LIBOR Rate   Avg. Prime Rate   Loan Portfolio by Index Rate (12.31.20)   Average Loan Yield (in bps) by Portfolio in 2020   ▪ 4Q20 avg. loan yield: 3.68% (vs. 3.60% in 3Q20). Ex. PPP, adj.* avg. loan yield   down 1 bp 3.69% in 4Q20 (vs. 3.70% in 3Q20).   ▪ Variable-rate portfolio already repriced earlier in 2020: nearly 90% of variable   rate loans linked to benchmark interest rates with duration of 3M or less, primarily   Prime or 1-month LIBOR.   ▪ Q-o-Q, stable yield on C&I, CRE and HELOC loan portfolios between 4Q20 and   3Q20.   ▪ Relatively stable SFR yield: lower rate sensitivity for EWBC’s core SFR product.   Between 1Q20 and 4Q20, the SFR yield declined by only 43 bps, compared to   benchmark interest rate decreases of 100+ basis points.   Total fixed   and hybrid   in fixed   period 31%   (ex PPP).   Variable:   LIBOR rates   Hybrid in fixed   rate period   Fixed rate   Variable:   Prime rate   Variable:   all other rates   PPP   C&I: 71% LIBOR or   Prime w/ weigh. avg.   reset: 1 mo. (80% of   C&I ex PPP).   CRE: 75% LIBOR or   Prime w/ weigh. avg.   reset: 1 mo.   SFR: 51% Hybrid in   fixed-rate period. 32%   Fixed rate.   HELOC: Prime-   based w/ weigh. avg.   reset: 1 mo.   GAAP Yield:   3.98%   GAAP Yield:   3.60%   GAAP Yield:   3.68%   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.

94   82   47   33   25   134   117   71   50   40   1.83%   1.42%   0.25% 0.25% 0.25%   4Q19 1Q20 2Q20 3Q20 4Q20   Avg. cost of deposits Avg. cost of IB deposits Avg. Fed Funds Rate   4Q20: Average Cost of Deposits   18   Avg. Cost of Deposits (in bps) Relative to Fed Funds Rate ▪ Spot rate of total deposits: 0.22% as of 12.31.20 (vs. 0.25%   avg. in 4Q20).   ▪ Spot rate of IB deposits: 0.35% as of 12.31.20 (vs. 0.40% avg.   in 4Q20).   ▪ Continued decrease in deposit costs: repricing of maturing   CDs to lower rates.   ▪ Domestic CD spot rate as of 12.31.20: 0.54% (down from   0.81% as of 09.30.20).   ▪ Originations & renewals of CDs in 4Q20: $5.2bn @ blended   rate of 0.25%, down from a blended rate of 0.43% in 3Q20.   Similar volume of originations & renewals in 4Q as in 3Q20.   ▪ $1.3bn of CDs maturing in 1Q21 with a rate >1.0%, @ a   blended rate of 1.22%.   Average Cost of Deposits (in bps) by Type in 2020   82   117   82   99   35   165   47   71   46   33 27   131   33   50   31 27 26   93   25   40   28   21   27   74   Cost of deposits Cost of IB deposits IB Checking MMDA Savings Time   1Q20 2Q20 3Q20 4Q20

4Q20: Noninterest Income Detail   17.2 15.8   21.9   18.7 18.4 35%   9.8   10.4   10.9   12.6 14.3 27%   6.0 7.8   4.6   3.3   6.7 13%4.2   5.4   3.1   4.6   4.5 8%   14.1   14.1 11.6   8.5   6.2 12%   3.0 5%   $52.5   $54.4   $52.2   $48.0   $53.1   0.0   10.0   20.0   30.0   40.0   50.0   60.0   4Q19 1Q20 2Q20 3Q20 4Q20 4Q20 Mix   Lending fees Deposit account fees Foreign exchange income   Wealth management fees IRC revenue Net gains on sales of loans   Total noninterest income: $70mm in 4Q20, up by   $15.5mm from $54.5mm in 3Q20 (+28% Q-o-Q).   ▪ Fee income and net gains on sales of loans:   $53mm in 4Q20, up $5mm from $48mm (+10% Q-o-Q).   ▪ FX fees: $7mm in 4Q20, up $3mm Q-o-Q due to   increase in customer-driven transactions.   ▪ Net gains on sales of loans: $3mm in 4Q20, up   from $0.4mm in 3Q20 due to higher volume of SBA   loans sold.   ▪ Total interest rate contracts and other derivative   income: $13mm in 4Q20, up $7.5mm Q-o-Q, due to   favorable change in credit valuation adjustment.   Customer driven revenue decreased Q-o-Q reflecting   lower volume of CRE transactions and flat interest rates.   19   Interest Rate Contracts and Other Derivative Income Detail   ($ in millions) 4Q19 1Q20 2Q20 3Q20 4Q20   Revenue $ 14.1 $ 14.1 $ 11.6 $ 8.5 $ 6.2   CVA 3.7 (7.0) (5.5) (3.0) 6.8   Total $ 17.8 $ 7.1 $ 6.1 $ 5.5 $ 13.0   * Fee income excludes: credit valuation adjustment (“CVA”) related to   interest rate contracts (“IRC”) and other derivatives; net gains on   sales of securities; gains on sale of fixed assets, and other income.   ▪ Revenue – interest rate contracts and other derivatives transaction fees.   ▪ CVA – related to interest rate contracts and other derivatives.   Fee Income* & Net Gains on Sales of Loans   $   i   n   m   ill   ion   s

101.1 102.0 97.0 99.8   105.4 64%   17.1 17.1   16.2   16.6   16.5 10%   11.2 10.0   11.8   12.1   11.7 7%   9.4 9.5   9.1   8.4   8.5 5%   26.5 22.0   19.2 17.5   23.5 14%   $165.3   $160.6   $153.3 $154.4   $165.6   4Q19 1Q20 2Q20 3Q20 4Q20 4Q20 Mix   Comp and employee benefits Occupancy & Equipment   Computer software & Data processing Deposit & loan related   All other   4Q20: Operating Expense & Efficiency   20   Adjusted* Noninterest Expense   $   i   n   m   ill   ion   s   Adj.* Noninterest Expense & Adj.* Efficiency Ratio   ▪ 4Q20 total noninterest expense: $179mm, +4% Q-o-Q.   ▪ 4Q20 adj.* noninterest expense: $166mm, +7% Q-o-Q   and essentially flat Y-o-Y.   ▪ 4Q20 compensation & employee benefits expense:   $105mm, +$6mm or 6% Q-o-Q on increased bonus   accrual.   ▪ 4Q20 other expense: $23.5mm, +$6mm or 34% on   increased OREO expense and other operating   expenses.   ▪ Maintained operating efficiency in narrow range in each   of the past 5 quarters, despite operating headwinds from   the COVID-19 pandemic, related economic slowdown   and near-zero interest rates.   $   i   n   m   ill   ion   s   $165 $161 $153 $154   $166   38.1% 38.4% 38.4% 40.8% 39.8%   0.0%   70.0%   $-   $170   4Q19 1Q20 2 20 3Q20 4Q20   Adj.* noninterest expense Adj.* efficiency ratio   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.

Management Outlook: Full Year 2021   21   Earnings drivers   FY 2021 expectations   compared to FY 2020 results 2020 actual   End of Period Loans   (ex. PPP)   ▪ Increase at a percentage rate of 6% to 8% Y-o-Y. $36.8 billion (ex. PPP)   +6% Y-o-Y (ex. PPP)   Adj.* Net Interest Income   (ex. PPP)   ▪ Adj. NII growth expected to be generally in line with loan   growth on a full year basis.   $1.3 billion   -8% Y-o-Y   Adj.* Noninterest Expense   (ex. tax credit investment & core   deposit intangible amortization)   ▪ Increase at a percentage rate of 3% to 5% Y-o-Y. $634 million (ex. debt   extinguishment cost)   -1% Y-o-Y   Provision for Credit Losses ▪ $70 million to $80 million. $211 million   +113% Y-o-Y   Tax Items ▪ Full year 2021 effective tax rate of approx. 15%,   including the impact of tax credit investments. Expect   quarterly variability due to timing of tax credit investments   placed into service.   FY effective tax rate:   17%   Interest Rates ▪ No change to the Fed Funds rate in the year 2021. Fed Funds rate decreased:   -150 bps   * See reconciliation of GAAP to non-GAAP financial measures in the   appendix and in the Company’s Earnings Press Releases.

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation   23   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   During the fourth quarter of 2020, the Company recorded $10.7 million in pre-tax recovery and $5.1 million in uncertain tax position related to the Company’s   investment in DC Solar. In addition, the Company recorded a $7.0 million pre-tax impairment charge, reversed $30.1 million of certain previously claimed tax   credits and recorded a $1.6 million in pre-tax recovery related to DC Solar during the first, second and fourth quarters of 2019, respectively. Management   believes that presenting the computations of the adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets and   adjusted return on average equity that adjust for the above discussed non-recurring items provide clarity to financial statement users regarding the ongoing   performance of the Company and allows comparability to prior periods.   (1) Annualized.

Appendix: GAAP to Non-GAAP Reconciliation   24   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   Adjusted efficiency ratio represents adjusted noninterest expense divided by revenue. Adjusted pre-tax, pre-provision profitability ratio represents revenue less adjusted noninterest   expense, divided by average total assets. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles,   and the extinguishment cost on repurchase agreements. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding   the ongoing performance of the Company and allow comparability to prior periods.   (1) In the fourth quarter of 2020, the Company reclassified certain income/losses from equity-method investments from Amortization of tax credit and other investments to   Other investment income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.   (2) Annualized.

Appendix: GAAP to Non-GAAP Reconciliation   25   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible equity and tangible equity to   tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced   by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking   regulators and analysts, the Company has included them below for discussion.   (1) Includes core deposit intangibles and mortgage servicing assets.

Appendix: GAAP to Non-GAAP Reconciliation   26   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands)   (unaudited)   Adjusted return on average tangible equity represents adjusted tangible net income divided by average tangible equity. Adjusted tangible net income excludes the after-tax impacts   of the amortization of core deposit intangibles and mortgage servicing assets, impairment charge, recoveries, uncertain tax position and the reversal of certain previously claimed   tax credits related to DC Solar (where applicable). Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used   by banking regulators and analysts, the Company has included them below for discussion.   (1) Includes core deposit intangibles and mortgage servicing assets.   (2) Applied statutory tax rates of 28.37% and 29.56% for both the three and twelve months ended December 31, 2020 and 2019, respectively, and 28.35% for the three months   ended September 30, 2020.   (3) Included in Amortization of tax credit and other investments on the Consolidated Statement of Income.   (4) Annualized.

27   Appendix: GAAP to Non-GAAP Reconciliation   EAST WEST BANCORP, INC. AND SUBSIDIARIES   GAAP TO NON-GAAP RECONCILIATION   ($ in thousands) (unaudited)   In April 2020, the Company started accepting applications under the PPP administered by the Small Business Administration (“SBA”) under the Coronavirus Aid, Relief, and Economic Security Act and began to originate loans to qualified small   businesses. These loans are included in the Company’s C&I portfolio, have an interest rate of one percent, and are 100% guaranteed by the SBA. As of December 31, 2020, the majority of the Company’s PPP loans have a contractual term of two   years. The SBA pays the Company fees for processing PPP loans in the following amounts: (i) five percent for loans of not more than $350,000; (ii) three percent for loans of more than $350,000 and less than $2,000,000; and (iii) one percent for   loans of at least $2,000,000. Loan processing fees paid to the Company from the SBA are accounted for as loan origination fees, where net deferred fees are recognized on a straight line basis over the estimated life of the loan as a yield adjustment   on the loans. If a loan is paid off or forgiven by the SBA prior to its projected estimated life, the remaining unamortized deferred fees will be recognized as interest income in that period. The Company drew down $1.44 billion from the PPPLF   during the second quarter of 2020. The remaining balance of $1.43 billion as of September 2020 was repaid in full during the fourth quarter of 2020.   Adjusted loan yield for the three months ended December 31, 2020 and September 30, 2020, and twelve months ended December 31, 2020 excludes the impact of PPP loans. Adjusted net interest margin for the three months ended December 31,   2020 and September 30, 2020, and twelve months ended December 31, 2020 excludes the impact of PPP loans and advances from the PPPLF. Management believes that presenting the adjusted average loan yield and adjusted net interest margin   provides comparability to prior periods and these non-GAAP financial measures provide supplemental information regarding the Company’s performance.